ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2021
ASSET RETIREMENT OBLIGATION
ASSET RETIREMENT OBLIGATION

8.ASSET RETIREMENT OBLIGATION

The asset retirement obligation is based on the estimated dismantling and removal costs of the demonstration and test equipment and the estimated timing of the costs to be incurred in future periods. The Company reviews the demonstration and test equipment asset retirement obligations on an ongoing basis. The review in the current year indicated that the costs are expected to be higher than the original estimate. As a result, effective October 1, 2021, the Company increased its estimate for the asset retirement obligation on the demonstration and test equipment. The increase in estimate is mainly due to increased labor and equipment costs to dismantle the demonstration and test equipment and to return the leased land to its original condition. The effect of this change in estimate was an increase of $749,682 in the asset retirement obligation.

The following table summarizes the asset retirement obligation activity for the years ended December 31, 2021 and 2020:

	2021	2020
Balance as of January 1,	$123,414	$—
Changes in estimates	749,682	—
Accretion expense	107,472	116,283
Foreign currency translation gain (loss)	(2,933)	7,131
Balance as of December 31,	$977,635	$123,414